Other Current Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Other Current Liabilities Disclosure [Line Items]
Other Current Liabilities
12.	Other Current Liabilities
The components of other current liabilities were as follows:

	September 30, 2021	December 31, 2020
	(in thousands)
Warrant liability	$—	$558
Other current liabilities	163	28
Current portion of capital lease	49	48
Contingent liability	1,432	—
Working capital liability	1,057	6,805

Total other current liabilities	$2,701	$7,439

The contingent liability represents a liability for estimated indirect taxes, previously classified as long-term. Refer to Note 21 for more information.
The working capital liability as of December 31, 2020 was reduced by payments of $2.8 million and a contractual refund of $3.9 million for a terminated launch services agreement for which a right of setoff exists and increased by a working capital adjustment related to a potential shortfall in accounts receivable in the closing balance sheet of $1.0 million. Refer to Note 8 for more information.

11.	Other Current Liabilities
The components of other current liabilities are as follows:

	December 31,
	2020	2019
	(in thousands)
Derivatives	$558	$1
Other accrued expenses	28	190
Current portion of capital lease	48	90
Working capital liability	6,805	—

Total other current liabilities	$7,439	$281

Other current liabilities includes a working capital liability to M&Y Space in connection with the Company’s sale of the Launch Division in June 2020. This adjustment reduced the purchase price and the corresponding gain on sale in the year ended December 31, 2020. Refer to Note 23 for more informatio
n.
As of December 31, 2019, the derivative liability consisted of 1.0 million Series B convertible preferred stock warrants and 8.5 million Series C convertible preferred stock warrants that were issued in conjunction with the issuances of redeemable convertible preferred stock. During the year ended December 31, 2020, the holder of the Series C convertible preferred stock warrants converted 8.3 million Series C convertible preferred stock warrants into Common A stock warrants leaving 0.2 million Series C convertible preferred stock warrants at year end. The exchange of the warrants did not result in a material change in fair value at the time of the exchange. Derivative liabilities increased in the year ended December 31, 2020 as compared to December 31, 2019 due to an increase in the fair value of the redeemable convertible preferred stock (Note 16 and Note 20)
.